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                                                                  Exhibit 10.13

                      SECOND AMENDMENT TO CREDIT AGREEMENT
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       THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is
entered into by and among ESSEF CORPORATION, an Ohio corporation ("Essef"), PAC-FAB, INC., a Delaware corporation ("Pac-Fab"), ENPAC CORPORATION, a Delaware corporation ("Enpac"), SANFORD TECHNOLOGY CORPORATION (f/k/a FAME Plastics, Inc.), a North Carolina corporation ("Sanford"), PUREX POOL SYSTEMS, INC., a Delaware corporation ("Purex"), HOBSON BROTHERS ALUMINUM FOUNDRY AND MOULD WORKS, INC., an Ohio corporation ("Hobson"; sometimes Hobson, Essef, Pac-Fab, Enpac, Sanford, and Purex collectively may be called "Borrowers" or individually "Borrower"), SOCIETY NATIONAL BANK ("Society"), BRANCH BANKING AND TRUST COMPANY ("BBT"), and NBD BANK, N.A. ("NBD"; sometimes Society, BBT, and NBD collectively may be called "Banks" and individually "Bank"), and SOCIETY NATIONAL BANK as agent for Banks ("Agent").

                                    RECITALS
                                    --------

       A. On March 1, 1994, Borrowers, Banks and Agent entered into a certain Credit Agreement (the "Credit Agreement"; all terms defined therein being used in this Second Amendment with the same meaning unless otherwise stated), under the provisions of which Banks agreed to provide to Borrowers a revolving credit facility in the maximum aggregate amount of $33,000,000, an acquisition-related line of credit in the maximum aggregate amount of $10,000,000 and an additional term loan facility in the maximum aggregate amount of $10,000,000.

       B. Effective January 3, 1995, Borrowers, Banks and Agent entered into the First Amendment to Credit Agreement (the "First Amendment") to (1) reduce the Applicable Base Rate Margin applicable to the Revolving Loans, the Acquisition Term Loans and the Purex Division Term Loan, and (2) reduce the Applicable LIBOR Loan Margin applicable to the Revolving Loans, the Acquisition Term Loans and the Purex Division Term Loan.

       C. Borrowers and Banks now desire to amend the Credit Agreement to (1) extend the Commitment Period for the Revolving Loans, the Acquisition Term Loans and the Purex Division Term Loan, (2) reduce the Applicable LIBOR Loan Margin applicable to the Revolving Loans, the Acquisition Term Loans and the Purex Division Term Loan.

                                   PROVISIONS
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       NOW, THEREFORE, in consideration of the foregoing and the following provisions, the parties agree as follows:

Section I. AMENDMENTS TO CREDIT AGREEMENT.
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       The Credit Agreement is amended as follows:

       1. On and after the effective date of this Second Amendment, each reference in the Credit Agreement and this Second Amendment to "this Agreement," "hereunder," and "hereof," or words of like import

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referring to the Credit Agreement, shall mean and refer to the Credit Agreement as amended by the First Amendment and the Second Amendment. The Credit Agreement, as amended, is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

       2. The definition of "Applicable LIBOR Loan Margin" set forth in Section 1.8 of the Credit Agreement, as amended, is amended and restated in its entirety as follows:

       1.8. APPLICABLE LIBOR LOAN MARGIN. The Applicable LIBOR Loan Margin applicable to (a) the Revolving Loans, (b) the Acquisition Term Loans and
       (c) the Purex Division Term Loan shall be 100 basis points above Adjusted LIBOR.

       3. The definition of "Commitment Period" set forth in Section 1.20 of the Credit Agreement, as amended, is amended and restated in its entirety as follows:

       1.20.  COMMITMENT PERIOD.  The Commitment Period applicable to

       (a) the Revolving Loans shall be the period from th e Effective Date of this Agreement to and including January 31, 1998; provided, however, that, upon delivery by Borrowers to Agent of each of Essef's Form 10-K and audited financial statements for the fisc al year ending immediately prior to the year for which such extension is being requested, Borrowers may by written notice to each Bank request a one (1) year extension of this Agreement, in which case such extension will be permitted in the event each Bank agrees to such extension; and

       (b) the Acquisition Line of Credit shall be the period from the Effective Date of this Agreement to and including January 31, 1998; provided, however, that, upon delivery by Borrowers to Agent of each of Essef's Form 10-K and audited financial statements for the fiscal ye ar ending immediately prior to the year for which such extension is being requested, Borrowers may by written notice to each Bank request a one (1) year extension of this Agreement, in which case such extension will be permitted in the event each Bank agrees to such extension.

       4.                     The definition of "Letters of Credit" in
Section 1.33 of the Credit Agreement, as amended, is amended and restated in its entirety as follows:

       1.33.     LETTERS OF CREDIT.      Standby Letters of Credit provided
       to one or more Borrowers by a Letter of Credit Bank in such form as Borrowers and the Letter of Credit Bank may agree, b ut in no case having a final expiration date later than January 31, 1998. Each Letter of Credit issued by a Letter of Credit Bank shall identify (a) the respective dates of issuance and expiration of such Letter of Credit, (b) the amount of such Letter of Credit (which shall be a sum certain), (c) the beneficiary and account party of such Letter of Credit, and (d) the drafts and other documents necessary to be presented to the Letter of Credit Bank upon a drawing under such Letter of Credit.


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       5.                    Section 2.1(a)(i) of the Credit Agreement, as
amended, is amended and restated in its entirety as follows:

       (i) BASE LENDING RATE REVOLVING LOANS OR LIBOR REVOLVING LOANS. The Borrowers shall have the option, subject to the provisions set forth in this Agreement, to borrow under this Agreement, repay the same in w hole or in part, and re-borrow again at any time and from time to time, an amount up to the amount of the Commitment less the outstanding amounts of standby Letters of Credit issued by the Letter of Credit Bank (with such Letters of Credit not to exceed a maximum of $1,000,000) for the benefit of Borrowers (the "Revolving Loans"). Subject to the provisions of this Agreement, the Revolving Loans shall become due and payab le in full on January 31, 1998. The outstanding principal balance of the Revolving Loans shall bear interest at a rate per annum which shall be the Base Lending Rate from time to time in effect plus the Applicable Base Rate Margin, or at a rate per annum which shall be equal to Adjusted LIBOR plus the Applicable LIBOR Loan Margin.

       6. Section 2.1(a)(v) of the Credit Agreement, as amended, is amended and restated in its entirety as follows:

       (v) ISSUANCE OF NOTES. The obligation of Borrowers to repay the
       Revolving Loans made by each Bank to Borrowers and to pay interest on such Revolving Loans shall be evidenced by the Revolving Loan Note s of Borrowers dated March 1, 1994, as amended and restated by the Amen ded and Restated Revolving Loan Notes substantially the form of EXHIBITS
       (A)(1)-(3) attached to the Second Amendment to Credit Agreement dated March 26, 1996, with appro- priate insertions, and payable to the order of such Bank on January 31, 1998 in the principal amount of its Revolving Loan Commi tment or, if less, the aggregate unpaid principal amount of the Revolving Loans made to Borrowers by each Bank.

       7. Section 2.1(b)(iv) of the Credit Agreement, as amended, is amended and restated in its entirety as follows:

       (iv) ISSUANCE OF ACQUISITION TERM LOAN NOTES. The obligation of Borrowers to repay each Acquisition Term Loan made by each Bank to Borrowers, and to pay interest on such Acquisition Term Loan, shall be evidenced by an Acquisition Term Loan Note of Borrowers in substantially the form of EXHIBITS (B)(1)-(3) attached to the Second Amendment to Credit Agreement dated March 26, 1996, with appro- priate insertions, dated the date such Acquisition Term Loan is made and payable to the order of such Bank in the principal amount of such Bank's pro rata share of such acquisition Term Loan (determined in accordance with SCHEDULE A). The principal amount of such Acquisition Term Loan Note shall be repaid in equal consecutive quarterly installments, commencing on the last day of the third month following the month in which such Acqu isition Term Loan is made to Borrowers, the amount of such quarterly p rincipal payment to be determined by utilizing a four (4) year amortization schedule; PROVIDED, however, that, subject to the provisions of this Agreement, the unpaid principal balance outstanding on such Acquisition Term Loan Note shall be due and payable on January 31, 1998.

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       8.                       Section 2.1(c)(iv) of the Credit Agreement, as
amended, is amended and restated in its entirety as follows:

        (iv) ISSUANCE OF THE PUREX DIVISION TERM LOAN NOTE. The obligation of Borrowers to repay the Purex Division Term Loan made by each Ban k to Borrowers, and to pay interest on such loan, shall be evidence d by the Purex Division Term Loan Notes of Borrowers dated March 1, 1994, a s amended and restated by the Amended and Restated Purex Division Term Loan Notes in substantially the form of EXHIBITS (C)(1)-(3) attached to the Second Amendment to Credit Agreement dated March 26, 1996, with appropriate insertions and payable to the order of such Bank in the principal amount of such Bank's pro rata share of such loan (determined in accordance with SCHEDULE A). The principal amount of such note shall be repaid in equal consecutive quarterly installments, commencing on the last day of the third month following the month in which such loan is made to Borrowers, the amount of such quarterly principal payment to be determined by utilizing a seven (7) year amortization schedule; provided, however, that, subject to the provisions of this Agreement, the unpaid principal balance outstanding on such note shall be due and payable on January 31, 1998.

       9. Section 2.1(d) of the Credit Agreement, as amended, is deleted in its entirety.


Section II. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS.

       A. To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Credit Agreement shall continue and be binding on Borrower under this Second Amendment.

Section III. CONDITIONS PRECEDENT.

       Borrowers acknowledge that the effectiveness of this Second Amendment is subject to the receipt by Agent of the following documents on the date of this Second Amendment, all in form and substance satisfactory to Agent and its counsel:

       A. The Second Amendment signed by a duly authorized officer of each Borrower.

       B. An executed copy of an Amended and Restated Revolving Loan Note for each Revolving Loan of Borrowers in substantially the form of EXHIBITS A(1)-(3) attached to this Second Amendment.

       C. An executed copy of an Amended and Restated Purex Division Term Loan Note for each Purex Division Term Loan of Borrowers in substantially the form of EXHIBITS C(1)-(3) attached to this Second Amendment.


       D. A certificate signed by a duly authorized officer of each Borrower to the effect that:

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       (a)  As of the date hereof, no Possible Default exists.

       (b) The representations and warranties of Borrowers set forth in the Credit Agreement are true as of the date of this Second Amendment with the same force and effect as i f made on the date of this Second Amendment.

       (C) Attached to such certificate is a certified copy of resolutions of Members of the Board of Directors of each Borrower approving this Second Amendment and all of the matters described in this Second Amendment, and authorizing the execution, delivery and performance by each Borrower of this Second Amendment and every other document required to be delivered pursuant to this Second Amendment.

       (d) Each Borrower's Articles (or Certificate) of Incorporation and Code of Regulations (or Bylaws) have not been amended since the execution of the Credit Agreement, and they continue to remain in full force and effect as of the date of this Second Amendment.

       (e) The officer signing certifies the incumbency and signatures of the officers of each Borrower signing this Second Amendment and every other document to be delivered pursuant to the Second Amendment.

       E. Such other documents as Agent may reasonably request to implement this Second Amendment and the transactions described in this Second Amendment.

Section IV.  APPLICABLE LAW.

  This Second Amendment shall be deemed to be a contract under the laws of the State of Ohio and, for all purposes, shall be construed in accordance with the laws of such State.

Section V.   COUNTERPARTS.

  This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties to this Second Amendment may execute this Second Amendment by signing such counterpart.

  IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized officers this 26th day of March, 1996.



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ESSEF CORPORATION                         PAC-FAB,INC.


By:                                       By:
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Title:                                    Title:
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SANFORD TECHNOLOGY CORPORATION            HOBSON BROTHERS ALUMINUM
(f/k/a FAME Plastics, Inc.)               FOUNDRY AND MOULD WORKS, INC.


By:                                       By:
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Title:                                    Title:
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ENPAC CORPORATION                         PUREX POOL SYSTEMS, INC.


By:                                       By:
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Title:                                    Title:
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NBD BANK, N.A.                            BRANCH BANKING AND TRUST COMPANY


By:                                       By:
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Title:                                    Title:
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SOCIETY NATIONAL BANK
SOCIETY NATIONAL BANK, AGENT


By:                                       By:
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Title:                                    Title:
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